BANK ONE, NATIONAL ASSOCIATION
                                 Revolving Note

$4,500,000.00                    Columbus, Ohio             September ____, 1997


      FOR VALUE RECEIVED, the undersigned promises to pay to the order of BANK ONE, NATIONAL ASSOCIATION (hereinafter called the "Bank," which term shall include any holder hereof) at such place as the Bank may designate or, in the absence of such designation, at any of the Bank's offices, the sum of $4,500,000.00 or so much thereof as shall have been advanced by the Bank at any time and not thereafter repaid (hereinafter referred to as "Principal Sum"), together with interest as hereinafter provided and payable at the times and in the manner hereinafter provided. The proceeds of the loan evidenced hereby may be advanced, repaid and readvanced in partial amounts during the term of this revolving note ("Note") and prior to maturity. Each such advance shall be made to the undersigned upon receipt by the Bank of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Bank shall from time to time prescribe. The Bank shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Bank to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Bank will be evidenced by entries made by the Bank into its electronic data processing system and/or internal memoranda maintained by the Bank. The undersigned further agrees that the sum or sums shown on the most recent printout from the Bank's electronic data processing system and/or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest.

      This Note is issued pursuant to, and is entitled to the benefits of, a certain Loan and Security Agreement dated as of September ______, 1997, between the undersigned and the Bank, as amended, restated, supplemented or otherwise modified from time to time (the "Loan Agreement"), to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loan evidenced hereby is made. Capitalized terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings so defined.

INTEREST

      Interest will accrue on the unpaid balance of the Principal Sum until paid at a variable rate of interest per annum, which shall change in the manner set forth below, equal to one and one-half percentage points (1 1/2%) in excess of the Prime Rate.

      Upon default, whether by acceleration or otherwise, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at a rate of interest per annum equal to two percentage points (2%) in excess of the interest rate in effect hereunder on the date of default.

      All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

      For the purposes of this Note and the instruments securing this Note, the term "Prime Rate" shall mean the commercial lending rate of interest per annum as fixed from time to time by the management of BANK ONE, NATIONAL ASSOCIATION, Columbus, Ohio, or its successors (hereinafter sometimes the "Reference Bank"), at its main office and designated as its "Prime Rate." The undersigned hereby waives any right to claim that the Prime Rate is an interest rate other than that rate designated by the Reference Bank as its "Prime Rate" on the grounds that: (i) such rate may or may not be published or otherwise made known to the undersigned; or (ii) the Reference Bank may make loans to certain borrowers at interest rates which are lower that its "Prime Rate."

MANNER OF PAYMENT

      The Principal Sum shall be due and payable on September 30, 1999, and at maturity whether by acceleration or otherwise. Accrued interest shall be due and payable monthly beginning on October 31, 1997, and continuing on the last day of each month thereafter, and at maturity, whether by acceleration or otherwise.

LATE CHARGE

      Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 10% of the amount of the installment or payment.

SECURITY

      If, at the time of the payment and discharge hereof, the undersigned shall be then directly or contingently liable to the Bank as maker, indorser, surety or guarantor of any other note, bill of exchange, or other instrument, then the Bank may continue to hold any of the collateral for the obligations evidenced hereby ("Collateral") as security therefor, even though this Note shall have been surrendered to the undersigned. The Bank shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties. If any obligation evidenced by this Note is not paid when due, the Bank may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to the Collateral, and shall have the rights of a secured party under the laws of the State of Ohio, and the undersigned shall be liable for any deficiency.

DEFAULT

      Upon the occurrence of any of the following events:


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

      (1) the failure of the undersigned to make any payment of interest or of the Principal Sum on or before three days after the date such payment is due; or

      (2)   an "Event of Default" under the Loan Agreement,

then the Bank may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Bank shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

      The undersigned and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against the undersigned and any indorser, surety, or guarantor, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Bank shall not be required to pursue the undersigned and any indorser, surety, or guarantor, or to exercise any rights against any Collateral herefor before exercising any other such rights.

      The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

      The captions used herein are for references only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

      THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE BANK WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE


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

UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

WARRANT OF ATTORNEY

      The undersigned authorizes any attorney at law to appear in any Court of Record in the State of Ohio or in any state or territory of the United States after the above indebtedness becomes due, whether by acceleration or otherwise, to waive the issuing and service of process, and to confess judgment against the undersigned in favor of the Bank for the amount then appearing due together with costs of suit, and thereupon to waive all errors and all rights of appeal and stays of execution.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

                                    Borrower:

                                    DREW SHOE CORPORATION


                                    By:_________________________________


                                    Its:________________________________


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